UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2019

Pyxus International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

            Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	PYX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2019, the shareholders of Pyxus International, Inc. (the “Company”) voted to approve the proposed amendment and Restatement of the Pyxus International, Inc. 2016 Incentive Plan (the “Amended Plan”). A description of the Amended Plan is included on pages 41 through 48 of the Company’s definitive proxy statement for the annual meeting of shareholders held on August 15, 2019, filed with the Securities and Exchange Commission on July 15, 2019, which description is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On August 15, 2019, the Company held its 2019 annual meeting of shareholders (the “Annual Meeting”).

(b) At the Annual Meeting, the matters submitted to a vote of shareholders, and outcome of the vote, were as follows:

(1) Each Jeffrey A. Eckmann, Joyce L. Fitzpatrick, Donna H. Grier and John D. Rice was elected as a Class I Director for a three-year term expiring in 2022, Nathan A. Richardson was elected as a Class III Director for a two-year term expiring in 2021, and Daniel A. Castle was elected as a Class II Director for a one-year term expiring in 2020;

(2) The appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending March 31, 2020 was ratified;

(3) A resolution to approve, on an advisory basis, the compensation paid to the Company’s named executive officers was adopted; and

(4) The proposed amendment and restatement of the Pyxus International, Inc. 2016 Incentive Plan was approved.

The voting results with respect to these matters are set forth in the tables below:

1.	Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey A. Eckmann	2,440,513	157,349	4,019,093
Joyce L. Fitzpatrick	2,435,923	161,939	4,019,093
Donna H. Grier	2,466,378	131,484	4,019,093
John D. Rice	2,459,071	138,791	4,019,093
Nathan A. Richardson	2,465,193	132,669	4,019,093
Daniel A. Castle	2,464,995	132,867	4,019,093

2.	Ratification of Independent Auditors

Votes For	Votes Against	Votes Abstained
6,347,902	197,650	71,403

There were no broker non-votes with respect to the ratification of independent auditors, which was considered a “routine” matter under the rules of the New York Stock Exchange.

3.	Advisory Vote on Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,187,002	183,682	227,178	4,019,093

4.	Approval of the proposed amendment and restatement of the Pyxus International, Inc. 2016 Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,526,828	843,753	227,281	4,019,093

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Pyxus International, Inc. 2016 Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement on Schedule 14A filed by Pyxus International, Inc. on July 15, 2019 (SEC File No. 001-13684))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2019

PYXUS INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr.
Senior Vice President – Chief Legal
Officer and Secretary